UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2007 (March 27, 2007)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 27, 2007, Inland American Real Estate Trust, Inc. (the “Company”) issued a press release announcing that its 2007 annual meeting of stockholders will be held on June 4, 2007.  Additional meeting details and the procedures for admission will be included in the Company’s 2007 annual meeting proxy statement, which the Company expects to begin mailing on or about April 6, 2007.  Stockholders of record as of the close of business on April 6, 2007 are entitled to receive notice of, and vote at, the annual meeting.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired:  N/A

(b)           Pro Forma Financial Information:  N/A

(d)           Exhibits:

Exhibit No.	Description

99.1	Press release of Inland American Real Estate Trust, Inc., dated March 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: April 2, 2007	By: /s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Inland American Real Estate Trust, Inc., dated March 27, 2007